                                                                 Exhibit 10.14.4

                   AMENDMENT NO. 1 TO CREDIT AGREEMENT (364-DAY)


          AMENDMENT NO. 1 dated as of August 5, 1998, between MID OCEAN LIMITED, a corporation duly organized and validly existing under the laws of the Cayman Islands (the "Company"); each of the lenders that is a signatory hereto
              -------
(individually, a "Bank" and collectively, the "Banks"); and THE CHASE MANHATTAN
                  ----                         -----
BANK, as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").
                                  --------------------

          The Company, the Banks and the Administrative Agent are parties to a Credit Agreement (364-Day) dated as of September 2, 1997 (the "Credit
                                                               ------
Agreement"), providing, subject to the terms and conditions thereof, for loans
---------
to be made by said Banks to the Company in an aggregate principal amount not exceeding $100,000,000. The Company, the Banks and the Administrative Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

          Section 1.  Definitions.  Except as otherwise defined in this
                      -----------
Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

          Section 2.  Amendments.  Upon the execution of this Amendment No. 1 by
                      ----------
the Company and the Majority Banks, the Credit Agreement shall be amended as follows (except for the amendment to the definition of the term Commitment Termination Date in Section 2.02 below, which amendment shall be effective only if this Amendment is executed by all of the Banks):

          2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

          2.02. Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions (to the extent not already included in said
Section 1.01) and inserting the same in the appropriate alphabetical locations and amending the following definitions (to the extent already included in said
Section 1.01), as follows:

                 "Applicable Facility Fee Rate" and "Applicable Margin" shall
                  ----------------------------------------------------
     mean, during any period when any Rating Group set forth below is applicable, with respect to any facility fee payable hereunder or any Type of Loan outstanding hereunder, the percentage set forth below opposite such fee or Type of Loan under such Rating Group:

                                     Rating           Rating
                Fee or Loan          Group            Group
                                       I                II
          --------------------------------------------------------

             Facility Fee            0.05%            0.07%
          --------------------------------------------------------

          Eurocurrency Loans         0.20%            0.25%
          --------------------------------------------------------

            Base Rate Loans          0.00%            0.00%
          --------------------------------------------------------


                 Amendment No. 1 to Credit Agreement (364-Day)
                 ---------------------------------------------

For the purposes of this Agreement, any change in the Applicable Facility Fee Rate or Applicable Margin for any facility fee or any outstanding Loans by reason of (a) a change in the Standard & Poor's Rating shall become effective on the date of the announcement or publication of a change in such rating or, in the absence of such announcement or publication, on the effective date of such changed rating and (b) any other change in the Rating Group shall become effective on the date of the occurrence of the event that resulted in such change in the Rating Group.

         "Change of Control" shall mean (a) the acquisition of ownership,
          -----------------
directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof), other than Exel or Exel Holdings, of shares representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Company; or
(b) occupation of a majority of the seats (other than vacant seats) on the Board of Directors by Persons who were not (i) nominated by the Board of Directors,
(ii) appointed by directors so nominated or (iii) elected by EXEL or Exel Holdings in their capacities as shareholders of the Company.

         "Commitment Termination Date" shall mean August 4, 1999, subject to
          ---------------------------
extension as provided in Section 2.10 hereof; provided that, if such date is not
                                              --------
a Business day, the Commitment Termination Date shall be the next preceding Business Day.

         "EXEL" shall mean EXEL Limited, a corporation duly organized and
          ----
validly existing under the laws of the Cayman Islands.

         "Exel Holdings" shall mean any Person that owns directly or indirectly
          -------------
all or substantially all of the aggregate ordinary voting power represented by the issued and outstanding capital stock of EXEL.

         "Exel Group" shall mean EXEL; Exel Holdings and, at any time, each
          ----------
Subsidiary of either Exel or Exel Holdings that as of such time meets the definition of a "significant subsidiary" contained as of the date hereof in Regulation S-X of the SEC.

         "Mid Ocean Reinsurance" shall mean Mid Ocean Reinsurance Company
          ---------------------
Limited, a Wholly-Owned Insurance Subsidiary of the Company, any successor thereto, and from and after the XL Reinsurance Amalgamation, the resulting Person.


         "Rating Group" shall mean either Rating Group I or Rating Group II.
          ------------

         "Rating Group I" shall mean (a) no Event of Default has occurred and is
          --------------
continuing and (b) the Standard & Poor's Rating is at or above AA-; Rating Group
                                                                    ------------
II shall mean that Rating Group I is not in effect.
--

         "XL Insurance" shall mean XL Insurance Company, Ltd., a corporation
          ------------
duly organized and validly existing under the laws of Bermuda, all of whose capital stock is owned by EXEL.

         "XL Reinsurance Amalgamation" shall mean the amalgamation of XL.
          ---------------------------
Global Reinsurance Company, Ltd. with Mid Ocean Reinsurance in accordance with Bermuda law.

                   Amendment No. 1 to Credit Agreement (364-Day)
                   ---------------------------------------------

         2.03. The definition of "Indebtedness" in Section 1.01 of the Credit Agreement is hereby amended by replacing "and" at the end of clause (i) thereof with a comma and by replacing the period at the end of clause (ii) thereof with the following:

            "and (iii) liabilities arising in the ordinary course of business of an insurance Subsidiary as an insurance company or a corporate member of Lloyd's and not arising in connection with the borrowing of money or other financing activities of such Insurance Subsidiary or an Affiliate thereof."

         2.04. Clause (b) of Section 2.04 of the Credit Agreement is hereby amended to read in its entirety as follows:

            "(b) Utilization Fee. The Company shall pay to the Administrative
                 ---------------
Agent for account of each Bank, (a) during any period that the aggregate outstanding principal amount of Loans is greater than 33% but less than or equal to 66% of the aggregate amount of the Commitments, a utilization fee on the daily average aggregate outstanding principal amount of such Bank's Loans at a rate per annum equal to 0.025% per annum and (b) during any period that the aggregate outstanding principal amount of Loans exceeds 66% of the aggregate amount of the Commitments, a utilization fee on the daily average aggregate outstanding principal amount of such Bank's Loans at a rate per annum equal to 0.050% per annum. Accrued utilization fee shall be payable on each Quarterly Date and on the earlier of the date the Commitments are terminated and the Commitment Termination Date interest on such Bank's Loans are payable."

         2.05. Section 6.02 of the Credit Agreement is hereby amended by replacing "; and", and by inserting a new clause (c) after clause (b) thereof as follows:

            "(c) the Company has delivered to the Administrative Agent for each Bank with the notice of borrowing, Federal Reserve Forms U-1 duly completed and, if the Company fails to deliver such Federal Reserve Forms U-1, it shall be deemed to have represented and warranted that immediately after giving effect to such Loan, not more than 25% of the value (as determined by any reasonable method) of the Property subject to Section 8.04 or 8.05 hereof consists of Margin Stock."

         2.06. Section 7.07 of the Credit Agreement is hereby amended to read in its entirety as follow:

            "7.07 Use of Credit. No part of the proceeds of the Loans hereunder
                  -------------
will be used to buy or carry any Margin Stock; provided that at any time that
                                               --------
at any time that the Company is a Wholly-Owned Subsidiary of Exel Holdings, proceeds of Loans hereunder may be used to buy or redeem capital stocl of EXEL or Exel Holdings or to make payments of cash in lieu of shares of Exel Holdings to holders of common stock of EXEL or of the Company who would otherwise be entitled to receive shares of common stock of Exel Holdings in connection with the acquisition by EXEL Holdings of the capital stock of the Company if, immediately after giving effect to the making of any such Loan hereunder, not more than 25% of the value (as determined by any

                  Amendment No.1 to Credit Agreement (364-Day)
                  --------------------------------------------
     reasonable method) of the Property subject to Section 8.04 or 8.05 hereof consists of Margin Stock."

          2.07. Section 8.04(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

          "(b) the Company or any Material Subsidiary may merge, amalgamate or consolidate with any other Person if (i) in the case of a merger, amalgamation or consolidation of the Company, the Company is the surviving corporation and, in any other case, the surviving or resulting corporation is, immediately after giving effect to such merger, amalgamation or consolidation, a Wholly-Owned Subsidiary of the Company and (ii) immediately after giving effect thereto no Default would exist hereunder."

          2.08. Section 8.12 of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "8.12 Indebtedness.  The Company will not permit Mid Ocean
                       ------------
     Reinsurance, any Affiliate or Subsidiary of the Company having direct or indirect ownership of Mid Ocean Reinsurance or any Subsidiary of Mid Ocean Reinsurance to, create, incur or suffer to exist any Debt or any Guarantee of Indebtedness of any other Person, except for:

                 (i) Debt or Guarantees of Indebtedness outstanding on the date hereof and listed in Schedule IV hereto;

                 (ii) Indebtedness of X.L. Global Reinsurance Company, Ltd. outstanding on the date of the XL Reinsurance Amalgamation to the extent that such Indebtedness was outstanding before the XL Reinsurance Amalgamation and not created in anticipation thereof; and

                 (iii) from and after the XL Reinsurance Amalgamation, Indebtedness of Mid Ocean Reinsurance incurred pursuant to (a) the certain Revolving Credit Agreement (364-Day) dated as of June 6, 1997, as amended in contemplation of the XL Reinsurance Amalgamation, between XL Insurance and X.L. Reinsurance Company, Ltd., as
          Borrowers, XL Insurance and Exel Acquisition Ltd., as Guarantors, the Banks party thereto and Mellon Bank N.A., as Agent, in an aggregate principal amount not to exceed $50,000,000 and (b) that certain Revolving Credit Agreement (5-Year) dated as of June 6, 1997, as amended in contemplation of the XL Reinsurance Amalgamation, between XL Insurance and X.L. Reinsurance Company, Ltd., as Borrowers, XL Insurance and Excel Acquisition Ltd., as Guarantors, the Banks party thereto and Mellon Bank N.A., as Agent, in an aggregate principal amount not to exceed $50,000,000.

          2.09. Sections 8.01(c) and 8.01(d) of the Credit Agreement are hereby amended to read in their entirety as follows:

          "(c) within 5 days after filing with the Applicable Insurance Regulatory Authority and in any event no later than 5 days after the date by which it is required to be filed by the Applicable


                 Amendment No. 1 to Credit Agreement (364-Day)
                 ---------------------------------------------

Insurance Regulatory Authority the quarterly Statutory Statement of each Material Insurance Subsidiary, together with a certificate of a senior financial officer of the Company or of such Subsidiary stating that such Statutory Statement fairly presents, in all material respects, the financial condition of each Material Insurance Subsidiary, respectively, for the period covered thereby in accordance with statutory accounting practices required or permitted by the Applicable Insurance Regulatory Authority;

         (d) within 5 days after filing with the Applicable Insurance Regulatory Authority and in any event no later than 5 days after the date by which it is required to be filed by the Applicable Insurance Regulatory Authority the annual Statutory Statement of each Material Insurance Subsidiary, together with an Officer's Certificate stating that such annual Statutory Statement fairly presents, in all material respects, the financial condition of each Material Insurance Subsidiary, respectively, for the period covered thereby in accordance with statutory accounting practices required or permitted by the Applicable Insurance Regulatory Authority."

         2.10. Section 9(b) of the Credit Agreement is hereby amended by replacing "The Company or any of its Subsidiaries" with "The Company or any of its Subsidiaries or any member of the Exel Group" therein.

         2.11. Sections 9(e), 9(f) and 9(g) of the Credit Agreement are hereby amended by (i) replacing "The Company or any of its Material Subsidiaries" with "The Company or any of its Material Subsidiaries or any member of the Exel Group" therein and (ii) replacing "Company or such Subsidiary" with "Company, such Subsidiary of the Company or such member of the Exel Group" in 9(f) and 9(g) therein.

         2.12. Section 9 of the Credit Agreement is hereby amended by replacing ";" in clause (i) thereof with ";or" and by adding a new clause (j) after clause
(i) follows:

         "(j) Exel Holding shall, at any time, enter into a Guarantee
 ("EXEL Guarantee") of any Indebtedness of EXEL or XL Insurance without also
   --------------
Guaranteeing the Indebtedness of the Company hereunder pursuant to a guaranty agreement substantially similar to the EXEL Guarantee."

         Section 3. Miscellaneous. Except as herein provided, the Credit
                    -------------
Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.


                   Amendment No. 1 to Credit Agreement (364-Day)
                   --------------------------------------------

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.



                                     MID OCEAN LIMITED


                                     By  /s/ Michael A. Butt
                                         ----------------------------
                                         Michael A. Butt
                                         President and Chief Executive Officer


                                     BANKS
                                     -----

                                     THE CHASE MANHATTAN BANK


                                     By  /s/
                                         ----------------------------
                                     Title: Vice President


                                     CITIBANK N.A.


                                     By  /s/ Malcolm Constable
                                         ----------------------------
                                     Title: Malcolm Constable, VP
                                            Vice President
                                            Citibank, N.A.


                                     DEUTSCHE BANK AG, NEW YORK AND/OR
                                     CAYMAN ISLANDS BRANCHES


                                     By  /s/ John S. McGill
                                         ----------------------------
                                     Title: John S. McGill
                                            Vice President


                                     By  /s/ Eckhard Osenberg
                                         ----------------------------
                                     Title: Eckhard Osenberg
                                            Vice President



                 Amendment No. 1 to Credit Agreement (364-Day)

                             MELLON BANK, N.A.


                             By /s/
                                -----------------------------
                             Title: Vice President


                             ROYAL BANK OF CANADA


                             By /s/
                                -----------------------------
                             Title: Service Manager


                             THE BANK OF BERMUDA LIMITED


                             By /s/
                                -----------------------------
                             Title: Assistant Vice President, Corporate Banking



                             CREDIT LYONNAIS NEW YORK BRANCH


                             By /s/ Sebastian Rocco
                                -----------------------------
                                    Sebastian Rocco
                             Title: Senior Vice President


                             STATE STREET BANK AND TRUST COMPANY

                             By /s/ Edward M. Anderson
                                -----------------------------
                                    Edward M. Anderson
                             Title:


                 Amendment No. 1 to Credit Agreement (364-Day)

                                     BANQUE NATIONALE DE PARIS


                                     By /s/ Frances Melville
                                        --------------------------------
                                     Title: Frances Melville
                                            Assistant Treasurer


                                     By /s/ Veronique Marcus
                                        --------------------------------
                                     Title: Veronique Marcus
                                            Assistant Vice President


                                     THE BANK OF NOVA SCOTIA


                                     By /s/ Todd Miller
                                        --------------------------------
                                     Title: Todd Miller
                                            Senior Relationship Manager

                 Amendment No. 1 to Credit Agreement (364-Day)